                                                                    EXHIBIT 10.7

     Portions of this exhibit have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. The redacted portions are identified by an asterisk indicating deleted information.

                                                                    EXHIBIT 10.7

                       FOUR MEDIA COMPANY ASIA PTE. LTD.
                              30 CHOON GUAN STREET
                          REPUBLIC OF SINGAPORE 079809

                                January 18, 1996

MTV Asia LDC
Treasury Building
8 Shenton Way #31-01
Republic of Singapore

          Re: Agreement dated as of February 13, 1995 between MTV Asia LDC and Four Media Company Asia PTE Ltd. (the "Agreement") -- Adjustment
                                                     --------------------------
               of Annual Base Fee
               ---------------------------

Ladies and Gentlemen:

     With the completion of the reconciliation of budgeted vs. actual expenses described in Schedule B (Crews and Budgeted Crew Costs) and Schedule D (Initial Equipment, Installation and Wiring Expenditure Budget) of the Agreement, as modified by the letter dated May 16, 1995, the following adjustments will be made in the Annual Base Fee (all amounts are in US dollars, except as provided in Paragraph 4 below):

     1. The actual aggregate Crew costs are less than the aggregate Budgeted Crew Costs as follows:

     Budget                                       *

     Actual                                       *

     Variance                                     *

     Section 4.1(b)(iv)

          Adjustment Amount                       *

     The actual aggregate Initial Equipment, Installation and Wiring Expenditures are less than Initial Equipment, Installation and Wiring Expenditure Budget as follows:

     Budget                                       *

     Actual                                       *

     Variance                                     *

     Section 6.4(a)

          Adjustment Amount                       *
                                              -----------

          Aggregate Adjustment Amount             *
          Sections 4.1(b)(v) and 6.4(a))

MTV Asia LDC
January 18, 1996
Page 2


     2. In accordance with Sections 4.1(b)(iv) and 6.4(a) of the Agreement, the Annual Base Fee shall be reduced by * each year. As a result, the Monthly Base Fee shall be reduced by * each month. The adjustment shall be applied retroactively to all payments of the Monthly Base Fee since April 15, 1995, the Commencement Date of the Agreement. In addition, the adjusted Annual Base Fee will serve as the basis for the annual increase referenced in Section 6.1(b) of the Agreement.

     3. The actual start-up and build-out costs exceed the Initial Build-Out Budget as follows:

                 Budget                           *
                 Actual                           *
                 Variance                         *

     In accordance with Section 6.4(b) of the Agreement, the Annual Base Fee shall not be adjusted as a result of this variance.

     4. A one-time charge in the amount of * (Singapore Dollars) will be billed to reimburse Four Media Company Asia for costs associated with certain employees.

     5. All capitalized terms used and not defined in this letter shall have the meanings set forth in the Agreement.

     6. Retroactive adjustments shall be reflected in the form of a Credit Memo directed to your attention. Future monthly contractual billing will be at the adjusted amount.

     7. Appropriate adjustments for Pre-commencement Fees will be calculated and submitted under cover of a separate letter.

                         Yours truly,

                         FOUR MEDIA COMPANY ASIA PTE LTD.

                         By: /s/ Robert Walston
                             -------------------------------------
                             Robert T. Walston, Managing Director



                        [SIGNATURES CONTINUED ON PAGE 3]

MTV Asia LDC
January 18, 1996
Page 3

ACCEPTED AND AGREED:

MTV ASIA LDC

By: /s/ Scott Davis
   --------------------------
   Its: Executive VP
        -----------------------

cc:  Ms. Laurie Goldstein